                                                                   EXHIBIT 24.01





                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 1O-K for fiscal year ended December 31, 1998, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                       B.S. Carson
                                                  -----------------------------
                                                         Director



Dated: 1/22/99
       -------

                                                                   EXHIBIT 24.01





                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 1O-K for fiscal year ended December 31, 1998, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                     Carleton S. Fiorina
                                                  -----------------------------
                                                         Director



Dated: 1/27/99
       -------

                                                                   EXHIBIT 24.01





                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 1O-K for fiscal year ended December 31, 1998, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                      Claudio Gonzalez
                                                  -----------------------------
                                                         Director



Dated: 1/27/99
       -------

                                                                   EXHIBIT 24.01





                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 1O-K for fiscal year ended December 31, 1998, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                        Gordon Gund
                                                  -----------------------------
                                                         Director



Dated: 1/29/99
       -------

                                                                   EXHIBIT 24.01





                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 1O-K for fiscal year ended December 31, 1998, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                      C. M. Gutierrez
                                                  -----------------------------
                                                         Director



Dated: 1/28/99
       -------

                                                                   EXHIBIT 24.01





                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 1O-K for fiscal year ended December 31, 1998, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                     Dorothy A. Johnson
                                                  -----------------------------
                                                         Director



Dated: 2/1/99
       ------

                                                                   EXHIBIT 24.01





                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 1O-K for fiscal year ended December 31, 1998, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                       W. E. LaMothe
                                                  -----------------------------
                                                         Director



Dated: 1/23/99
       -------

                                                                   EXHIBIT 24.01





                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 1O-K for fiscal year ended December 31, 1998, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                       A.G. Langbo
                                                  -----------------------------
                                                         Director



Dated:  2/3/99
       -------

                                                                   EXHIBIT 24.01





                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 1O-K for fiscal year ended December 31, 1998, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                       Ann McLaughlin
                                                  -----------------------------
                                                         Director



Dated: 1/22/99
       -------

                                                                   EXHIBIT 24.01





                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 1O-K for fiscal year ended December 31, 1998, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                        J.R. Munro
                                                  -----------------------------
                                                         Director



Dated: 1/22/99
       -------

                                                                   EXHIBIT 24.01





                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 1O-K for fiscal year ended December 31, 1998, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                     Harold A. Poling
                                                  -----------------------------
                                                         Director



Dated: 1/22/99
       -------

                                                                   EXHIBIT 24.01





                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 1O-K for fiscal year ended December 31, 1998, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                      William C. Richardson
                                                  -----------------------------
                                                            Director



Dated: 1/22/99
       -------

                                                                   EXHIBIT 24.01





                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 1O-K for fiscal year ended December 31, 1998, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                      Donald H. Rumsfeld
                                                  -----------------------------
                                                            Director



Dated: 1/27/99
       -------

                                                                   EXHIBIT 24.01





                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 1O-K for fiscal year ended December 31, 1998, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                       John L. Zabriskie
                                                  -----------------------------
                                                            Director



Dated: 1/22/99
       -------